SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

Westlake Chemical Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Post Oak Boulevard, Suite 600
Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 960-9111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Exchange Offers

On September 7, 2016, Westlake Chemical Corporation (“Westlake”) settled its previously announced exchange offers (the “Exchange Offers”) pursuant to which it offered to issue new senior notes in exchange for any and all of the $688 million aggregate principal amount of the outstanding 4.625% senior notes due February 15, 2021 (the “Existing Axiall 2021 Notes”) issued by Eagle Spinco Inc., a wholly-owned subsidiary of Axiall Corporation (together, “Axiall”), and of the $450 million aggregate principal amount of the outstanding 4.875% senior notes due May 15, 2023 (the “Existing Axiall 2023 Notes” and, together with the Existing Axiall 2021 Notes, the “Existing Axiall Notes”) issued by Axiall Corporation. In conjunction with the Exchange Offers, Axiall solicited and received the requisite consents (the “Consent Solicitations”) from holders of the Existing Axiall Notes to adopt certain proposed amendments to the indentures under which the Existing Axiall Notes were issued. Documents relating to the Exchange Offers and Consent Solicitations were only distributed to eligible holders of the Existing Axiall Notes who completed and returned an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person” and outside the United States within the meaning of Regulation S under the Securities Act. The Exchange Offers and Consent Solicitations were made in connection with the acquisition of Axiall Corporation by Westlake, which closed on August 31, 2016.

Indenture and the New Westlake Notes

Pursuant to the Exchange Offers, Westlake issued $624,793,000 aggregate principal amount of 4.625% senior unsecured notes due 2021 (the “New Westlake 2021 Notes”) and $433,793,000 aggregate principal amount of 4.875% senior unsecured notes due 2023 (the “New Westlake 2023 Notes,” and together with the New Westlake 2021 Notes, the “New Westlake Notes”). The New Westlake Notes were issued pursuant to an indenture, dated as of January 1, 2006, by and among Westlake, the potential subsidiary guarantors listed therein and JPMorgan Chase Bank, National Association, as trustee (the “Base Indenture”), and a Ninth Supplemental Indenture, dated as of September 7, 2016, by and among Westlake, the subsidiary guarantors listed therein (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Indenture contains covenants that, among other things, restrict our and certain of our subsidiaries’ ability to incur certain secured indebtedness, engage in certain sale and leaseback transactions and consolidate, merge or transfer all or substantially all of our assets. These covenants are subject to significant exceptions. The Indenture also contains customary events of default.

The above description of the Base Indenture and the Supplemental Indenture is qualified in its entirety by reference to the complete text of the Base Indenture, a copy of which is incorporated by reference as Exhibit 4.1 hereto and incorporated herein by reference, and to the complete text of the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.2 hereto and incorporated herein by reference.

Registration Rights Agreement

On September 7, 2016, Westlake, the Guarantors, and Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as dealer managers, entered into a registration rights agreement related to the New Westlake Notes (the “Registration Rights Agreement”).

Pursuant to the Registration Rights Agreement, Westlake and the Guarantors will, among other obligations, use commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to an offer to exchange the New Westlake Notes for registered notes with substantially identical terms and consummate such offer within 365 days after the issuance of the New Westlake Notes. A “Registration Default” will occur if, among other things, Westlake and the Guarantors fail to comply with this requirement. If a Registration Default occurs, the annual interest rate of the New Westlake Notes will be increased by 0.25% per annum and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event will such increase exceed 0.50% per annum.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

Remaining Existing Axiall Notes

Following the consummation of the Exchange Offers, Axiall had outstanding $63,207,000 aggregate principal amount of Existing Axiall 2021 Notes and $16,207,000 aggregate principal amount of Existing Axiall 2023 Notes. The Existing Axiall 2021 Notes were issued under an indenture, dated as of January 28, 2013, as supplemented and amended, by and among Eagle Spinco Inc., the initial guarantors party thereto and U.S. Bank National Association, as trustee (the “Axiall Trustee”). The Existing Axiall 2023 Notes were issued under an indenture, dated as of February 1, 2013, as supplemented and amended, by and among Axiall Corporation, the initial guarantors party thereto and the Axiall Trustee. On August 22, 2016, following receipt of the requisite consents in the Consent Solicitations, supplemental indentures were entered into to implement amendments (the “Proposed Amendments”) to the indentures governing the Existing Axiall Notes to eliminate certain covenants, restrictive provisions and events of default. The Proposed Amendments became operative upon the consummation of the Exchange Offers and Consent Solicitations. The Existing Axiall Notes are the senior unsecured obligations of Axiall.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Westlake’s completed transaction to acquire Axiall (including financing of the transaction and the benefits, results, effects and timing thereof), all statements regarding Westlake’s and Axiall’s (and Westlake’s and Axiall’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, estimated synergies from the transaction and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Westlake and Axiall (and the combined businesses of Westlake and Axiall), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Westlake or Axiall based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Westlake’s and/or Axiall’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Westlake and/or Axiall are unable to predict or control, that may cause Westlake’s and/or Axiall’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Westlake’s and/or Axiall’s filings with the SEC.

Risks and uncertainties related to the business combination transaction include, but are not limited to: (i) the ultimate outcome and results of integrating the operations of Westlake and Axiall, (ii) potential adverse reactions or changes to business relationships resulting from the transaction, (iii) competitive responses to the transaction, costs and difficulties related to the integration of Axiall’s businesses and operations with Westlake’s businesses and operations, (iv) the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, (v) uncertainties as to whether the transaction will have the accretive effect on Westlake’s earnings or cash flows that are expected, (vi) unexpected costs, liabilities, charges or expenses resulting from the transaction, (vii) litigation relating to the transaction, (viii) the inability to retain key personnel, (ix) potential adverse effects on Westlake’s ability to operate Westlake’s business due to the increase in Westlake’s overall debt level contemplated by the transaction, (x) potential diminished productivity due to the impact of the transaction on Westlake’s and/or Axiall’s current and prospective employees, key management, customers, suppliers and business partners and (xi) any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Westlake’s and/or Axiall’s plans, results or stock price are set forth in Westlake’s and Axiall’s respective Annual Reports on Form 10-K and reports on Forms 10-Q and 8-K.

Many of these factors are beyond Westlake’s and/or Axiall’s control. Westlake and Axiall caution investors that any forward-looking statements made by Westlake and/or Axiall are not guarantees of future performance. Westlake and Axiall do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture dated as of January 1, 2006, by and among Westlake Chemical Corporation, the potential subsidiary guarantors listed therein and JPMorgan Chase Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Westlake’s Current Report on Form 8-K filed with the SEC on January 13, 2006, File No. 1-32260).

4.2	Ninth Supplemental Indenture (including the form of the Notes), dated as of September 7, 2016, among Westlake Chemical Corporation, the Guarantors (as defined therein) and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Registration Rights Agreement, dated as of September 7, 2016, among Westlake Chemical Corporation, the Guarantors (as defined therein) and Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as dealer managers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Westlake Chemical Corporation

Date: September 7, 2016	By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated as of January 1, 2006, by and among Westlake Chemical Corporation, the potential subsidiary guarantors listed therein and JPMorgan Chase Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Westlake’s Current Report on Form 8-K filed with the SEC on January 13, 2006, File No. 1-32260).

4.2	Ninth Supplemental Indenture (including the form of the Notes), dated as of September 7, 2016, among Westlake Chemical Corporation, the Guarantors (as defined therein) and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Registration Rights Agreement, dated as of September 7, 2016, among Westlake Chemical Corporation, the Guarantors (as defined therein) and Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as dealer managers.